UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4269
Van Kampen Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/28/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen Core Plus Fixed Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Plus Fixed Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 1/26/07		since 1/26/07		since 1/26/07		since 1/26/07
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	2.64%	1.04%	1.94%	1.20%	2.18%	2.18%	2.90%

1-year	11.90	6.57	11.16	7.16	10.99	9.99	12.17

6-months	3.70	–1.19	3.34	–0.66	3.26	2.26	3.82

30-Day SEC Yield	2.72%		2.13%		1.84%		3.11%

Gross Expense Ratio	0.92%		1.67%		1.67%		0.66%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital U.S. Aggregate Index is an unmanaged, broad-based market index that covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market of securities registered with the SEC, which includes U.S. Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities sectors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

Gross domestic product (GDP) estimates for the fourth quarter of 2009, released in early 2010, showed that the pace of economic growth was accelerating. While this was certainly good news, it also highlights the unusual nature of this recession. Typically, two to three quarters into a recession, durable goods and residential investment begin to make significant gains as they are the most cyclical and interest-rate sensitive sectors of GDP and usually the first to recover. However, to date, neither of these sectors has shown much recovery, which is highly unusual. In addition, the services and non-durables sectors are typically not very cyclical and therefore, usually do not decline in a recession, yet both weakened during this recession and only recently began to improve. The recovery in these two sectors accounted for roughly half of the GDP growth in the fourth quarter of 2009. The remainder came from private inventories, which are still falling, just not as quickly. So while supply and demand are in better balance, thanks in part to deficit spending, there has yet to be any inventory build.

Although the housing market continued to languish and unemployment remained high, investors appeared to be encouraged by the improving GDP data as well as better-than-expected corporate earnings reports and the Federal Reserve’s accommodative monetary policy. Throughout the reporting period, fixed income markets overall continued to gain as investors sought riskier assets, driving spreads tighter in most asset classes.

Corporate yield spreads tightened to 169 basis points over U.S. Treasuries as of the end of February, as measured by the Barclays Capital Corporate Bond Index. Overall, financials was the best performing sector, and lower coupon and longer dated issues outperformed higher coupon and shorter dated issues, respectively.

The mortgage-backed securities (MBS) sector posted good performance for the period, with spreads tightening across the range of coupons. Overall, however, middle and higher coupon MBS generally outperformed those with lower coupons. The Federal Reserve’s purchases of MBS absorbed most of the supply and therefore supported the tight spreads.

Performance Analysis

All share classes of Van Kampen Core Plus Fixed Income Fund outperformed the Barclays Capital U.S. Aggregate Index (the “Index”) for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

				Barclays Capital
Class A	Class B	Class C	Class I	U.S. Aggregate Index

3.70%	3.34%	3.26%	3.82%	3.19%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following:

•	Within the Fund’s corporate credit holdings, select overweights in banking, food and beverage, and insurance were the largest positive contributors to returns as significant spread tightening in these sectors led to their strong performance. The Fund’s positioning continued to emphasize higher quality corporate credits and relative overweights were primarily within sectors that are less sensitive to economic growth. However, we have selectively increased exposure to names in other sectors that we believe are attractively valued.

•	The Fund’s mortgage-backed securities (MBS) holdings contributed positively to performance. The Fund continued to maintain a bias toward higher coupon (5.5 percent and above) MBS as these securities have low near-term prepayment expectations and a lower level of sensitivity to refinancing activity. However, we note that this overweight was reduced in recent months as relative value in the sector decreased and the probability of servicer buyouts became more pronounced. Additionally, the MBS position favors the 30-year sector over the 15-year sector as we believe technical, or demand/supply factors, appear more favorable and longer dated bonds typically benefit the most from declining interest rate volatility.

•	The portfolio’s interest rate swap positions contributed to outperformance. We employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve.

•	The portfolio was positioned for a flattening of the yield curve between the two-year and five-year segments of the curve. This positioning detracted slightly from performance for the period.

Market Outlook

Current market expectations are for the Federal Reserve to start tightening (i.e., raising interest rates) in the near future. However, our baseline view is that the economic recovery is likely to be protracted, as is often the case after a banking crisis, and therefore interest rates may remain low for a longer period than what the market is anticipating.

We also believe investor fund flows into risky assets are likely to continue through year-end, leading to further spread compression. However, such tightening is likely to be at a more moderate pace than observed in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Asset Allocation as of 2/28/2010 (Unaudited)

United States Government Agencies & Obligations	30.6%
Mortgage Backed Securities	30.0
Corporate Bonds	27.7
Agency Bonds	3.2
Commercial Mortgage Backed Securities	2.5
Adjustable Rate Mortgage Backed Securities	2.5
Asset Backed Securities	0.9
Foreign Government Obligations	0.4
Municipal Bonds	0.4
CMOs	0.1

Total Long-Term Investments	98.3
Total Short-Term Investments	8.9

Total Investments	107.2
Liabilities in Excess of Other Assets	(7.2)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Asset Allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,036.95	$3.79
Hypothetical	1,000.00	1,021.08	3.76
(5% annual return before expenses)

Class B
Actual	1,000.00	1,033.39	7.56
Hypothetical	1,000.00	1,017.36	7.50
(5% annual return before expenses)

Class C
Actual	1,000.00	1,032.57	7.66
Hypothetical	1,000.00	1,017.26	7.60
(5% annual return before expenses)

Class I
Actual	1,000.00	1,038.20	2.53
Hypothetical	1,000.00	1,022.32	2.51
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, 1.50%, 1.52% and 0.50% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Agencies & Obligations 30.6%
$900	Federal Home Loan Mortgage Corp.	2.875%	02/09/15	$915,339
2,740	Federal Home Loan Mortgage Corp.	5.500	08/23/17	3,123,542
1,080	Federal Home Loan Mortgage Corp.	6.250	07/15/32	1,281,859
2,011	Federal Home Loan Mortgage Corp. (REMIC) (a)	0.731	07/15/28	1,999,668
1,200	Federal National Mortgage Association	1.750	02/22/13	1,208,401
3,000	Federal National Mortgage Association	2.500	05/15/14	3,048,492
2,190	Federal National Mortgage Association	4.375	10/15/15	2,368,805
139	Federal National Mortgage Association (REMIC) (b)	6.000	07/25/33	23,151
57	Federal National Mortgage Association (REMIC) (b)	7.000	05/25/33	9,881
9,335	United States Treasury Bond (STRIPS)	0.000	11/15/19	6,409,943
7,015	United States Treasury Bond (STRIPS)	0.000	11/15/21	4,280,939
5,615	United States Treasury Bond (STRIPS)	0.000	11/15/21	3,414,818
4,205	United States Treasury Bond	3.500	02/15/39	3,509,863
5,750	United States Treasury Bond	4.250	05/15/39	5,493,050
1,180	United States Treasury Bond	4.625	02/15/40	1,198,807
1,950	United States Treasury Bond	7.875	02/15/21	2,669,369
5,680	United States Treasury Bond	8.750	05/15/20	8,153,464
8,000	United States Treasury Note	1.375	01/15/13	8,024,376
10,000	United States Treasury Note	1.750	03/31/14	9,953,130
8,000	United States Treasury Note	2.375	10/31/14	8,088,752
4,300	United States Treasury Note	2.625	07/31/14	4,411,198
1,200	United States Treasury Note	2.750	02/15/19	1,132,406
7,300	United States Treasury Note	3.625	08/15/19	7,338,785

	Total United States Government Agencies & Obligations 30.6%			88,058,038

	Mortgage Backed Securities 30.0%
1,725	Federal Home Loan Mortgage Corp., April (c)	5.000	TBA	1,785,645
1,650	Federal Home Loan Mortgage Corp., April (c)	5.500	TBA	1,738,687
7,400	Federal Home Loan Mortgage Corp., April (c)	6.500	TBA	7,970,037
125	Federal Home Loan Mortgage Corp., March (c)	4.500	TBA	126,660
2,979	Federal Home Loan Mortgage Corp.	5.000	10/01/35 to 01/01/37	3,104,871
12,109	Federal Home Loan Mortgage Corp.	5.500	01/01/36 to 11/01/37	12,821,734
9,863	Federal Home Loan Mortgage Corp.	6.000	08/01/38	10,569,160
283	Federal Home Loan Mortgage Corp.	7.500	05/01/35	320,286
163	Federal Home Loan Mortgage Corp.	8.000	08/01/32	187,717
184	Federal Home Loan Mortgage Corp.	8.500	08/01/31	214,008
6,850	Federal National Mortgage Association, April (c)	5.000	TBA	7,080,119
1,825	Federal National Mortgage Association, April (c)	5.500	TBA	1,917,106
2,325	Federal National Mortgage Association, March (c)	4.500	TBA	2,420,906
2,588	Federal National Mortgage Association	4.500	08/01/39	2,624,462

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$8,523	Federal National Mortgage Association	5.000%	05/01/36 to 03/01/39	$8,857,361
15,304	Federal National Mortgage Association	5.500	04/01/37 to 08/01/38	16,147,718
5,147	Federal National Mortgage Association	6.000	07/01/37 to 10/01/38	5,466,903
349	Federal National Mortgage Association	6.500	12/01/31 to 10/01/32	378,859
10	Federal National Mortgage Association	7.000	07/01/29 to 06/01/32	10,949
484	Federal National Mortgage Association	7.500	03/01/21 to 08/01/37	545,236
352	Federal National Mortgage Association	8.000	04/01/33	405,325
333	Federal National Mortgage Association	8.500	10/01/32	385,622
112	Federal National Mortgage Association	9.500	04/01/30	131,355
700	Government National Mortgage Association, March (c)	4.500	TBA	712,141
151	Government National Mortgage Association	8.000	01/15/26 to 11/15/29	173,616
46	Government National Mortgage Association	9.000	07/15/24 to 10/15/24	53,532

	Total Mortgage Backed Securities 30.0%			86,150,015

	Corporate Bonds 27.7% Aerospace & Defense 0.1%
262	Systems 2001 Asset Trust LLC, Ser C (Cayman Islands) (d)	6.664	09/15/13	277,793

	Automotive 0.4%
250	Daimler Finance North America LLC	7.300	01/15/12	273,051
60	DaimlerChrysler NA Holding LLC	8.500	01/18/31	75,001
425	Harley-Davidson Funding Corp., Ser C (d)	6.800	06/15/18	431,165
250	Nissan Motor Acceptance Corp. (d)	4.500	01/30/15	253,531

				1,032,748

	Banking 7.0%
420	Abbey National Treasury Services PLC (United Kingdom) (d)	3.875	11/10/14	419,215
230	American Express Co.	8.125	05/20/19	278,755
130	Bank of America Corp.	5.650	05/01/18	129,884
1,360	Bank of America Corp.	5.750	12/01/17	1,379,347
220	Bank of America Corp.	7.625	06/01/19	249,210
650	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	719,140
345	BB&T Corp.	6.850	04/30/19	392,533
540	Capital One Bank USA NA	8.800	07/15/19	649,987
205	Citigroup, Inc.	5.875	05/29/37	180,797
330	Citigroup, Inc.	6.125	05/15/18	331,639
50	Citigroup, Inc.	8.125	07/15/39	56,723
1,515	Citigroup, Inc.	8.500	05/22/19	1,751,120
465	Commonwealth Bank of Australia (Australia) (d)	5.000	10/15/19	467,869
120	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	129,168
190	Credit Suisse (Switzerland)	5.400	01/14/20	191,190
1,300	Goldman Sachs Group, Inc.	6.150	04/01/18	1,375,394
360	HBOS PLC (United Kingdom) (d)	6.750	05/21/18	332,647

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Banking (Continued)
$650	JPMorgan Chase & Co.	6.000%	01/15/18	$705,103
190	JPMorgan Chase & Co.	6.300	04/23/19	211,071
725	Lloyds TSB Bank PLC (United Kingdom) (d)	5.800	01/13/20	702,844
850	Macquarie Group Ltd. (Australia) (d)	6.000	01/14/20	826,059
810	National Australia Bank Ltd. (Australia) (c) (d)	3.750	03/02/15	817,802
1,160	Nationwide Building Society (United Kingdom) (d)	6.250	02/25/20	1,179,947
205	Nomura Holdings, Inc. (Japan) (c)	6.700	03/04/20	209,526
575	Nordea Bank AB (Sweden) (d)	4.875	01/27/20	575,286
675	PNC Funding Corp.	5.125	02/08/20	686,035
330	PNC Funding Corp.	6.700	06/10/19	372,018
1,100	Rabobank Nederland NV (Netherlands) (d)	4.750	01/15/20	1,111,344
415	Regions Financial Corp.	7.750	11/10/14	427,366
265	Royal Bank of Scotland PLC (United Kingdom) (d)	4.875	08/25/14	268,258
200	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	208,688
560	UBS AG Stamford CT (Switzerland)	3.875	01/15/15	560,748
1,650	Wells Fargo & Co.	5.625	12/11/17	1,741,151
405	Westpac Banking Corp. (Australia)	4.200	02/27/15	418,271

				20,056,135

	Brokerage 0.7%
115	Bear Stearns Co., Inc.	5.550	01/22/17	119,601
305	Bear Stearns Co., Inc.	7.250	02/01/18	354,326
150	Credit Suisse New York (Switzerland)	6.000	02/15/18	157,828
215	Merrill Lynch & Co., Inc.	6.110	01/29/37	189,725
580	Merrill Lynch & Co., Inc.	6.875	04/25/18	612,071
710	TD Ameritrade Holding Corp.	5.600	12/01/19	720,089

				2,153,640

	Building Materials 0.2%
420	CRH America, Inc.	6.000	09/30/16	448,451
225	Holcim US Finance Sarl & Cie SCS (Luxembourg) (d)	6.000	12/30/19	233,985

				682,436

	Cable 0.1%
190	DirecTV Holdings LLC	7.625	05/15/16	208,547

	Chemicals 0.3%
605	Mosaic Co. (d)	7.625	12/01/16	660,815
305	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	300,920

				961,735

	Diversified Manufacturing 0.4%
295	Amphenol Corp.	4.750	11/15/14	303,546
135	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	129,149

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Manufacturing (Continued)
$85	Cooper Industries, Inc.	5.250%	11/15/12	$91,996
465	General Electric Co.	5.250	12/06/17	488,751

				1,013,442

	Electric 1.3%
840	CMS Energy Corp.	6.250	02/01/20	826,394
655	FirstEnergy Solutions Corp.	6.050	08/15/21	676,399
625	Nisource Finance Corp.	6.125	03/01/22	652,502
180	NiSource Finance Corp.	6.800	01/15/19	197,285
675	Ohio Power Co.	5.375	10/01/21	698,939
190	PPL Energy Supply LLC	6.300	07/15/13	210,596
315	PPL Energy Supply LLC	6.500	05/01/18	338,286

				3,600,401

	Energy 0.1%
185	Pioneer Natural Resources Co.	6.650	03/15/17	182,942

	Entertainment 0.1%
265	Time Warner, Inc.	7.700	05/01/32	313,048

	Environmental & Facilities Services 0.1%
400	Republic Services, Inc. (d)	5.500	09/15/19	414,766

	Financial 0.2%
565	NASDAQ OMX Group, Inc.	5.550	01/15/20	562,500

	Food/Beverage 1.1%
125	Anheuser-Busch InBev Worldwide, Inc. (d)	5.375	11/15/14	135,718
350	Anheuser-Busch InBev Worldwide, Inc. (d)	7.200	01/15/14	402,039
240	Bunge Ltd. Finance Corp.	8.500	06/15/19	280,075
135	ConAgra Foods, Inc.	7.000	10/01/28	148,306
400	ConAgra Foods, Inc.	8.250	09/15/30	491,543
165	Constellation Brands, Inc.	7.250	09/01/16	167,681
390	FBG Finance Ltd. (Australia) (d)	5.125	06/15/15	415,118
935	Kraft Foods, Inc.	5.375	02/10/20	969,197
70	Kraft Foods, Inc.	6.750	02/19/14	79,573
70	Kraft Foods, Inc.	7.000	08/11/37	77,586

				3,166,836

	Forest Products 0.0%
130	Georgia-Pacific LLC (d)	8.250	05/01/16	137,800

	Gaming & Leisure 0.2%
390	MGM Mirage, Inc.	13.000	11/15/13	446,550

	Health Care 1.1%
855	Boston Scientific Corp.	6.000	01/15/20	853,887
300	HCA, Inc. (d)	8.500	04/15/19	323,250
390	Life Technologies Corp.	6.000	03/01/20	402,849

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care (Continued)
$745	Medco Health Solutions, Inc.	7.125%	03/15/18	$853,176
370	Quest Diagnostics, Inc.	4.750	01/30/20	366,601
305	UnitedHealth Group, Inc.	6.000	02/15/18	329,801

				3,129,564

	Independent Energy 0.2%
100	Gaz Capital SA (Luxembourg) (d)	6.510	03/07/22	95,200
380	Questar Market Resources, Inc.	6.800	04/01/18	417,993

				513,193

	Integrated Energy 0.2%
220	Consumers Energy Co., Ser F	4.000	05/15/10	221,371
325	Hess Corp.	6.000	01/15/40	326,513

				547,884

	Life Insurance 1.1%
575	Aegon NV (Netherlands)	4.625	12/01/15	579,072
260	MetLife, Inc., Sec B	7.717	02/15/19	302,816
425	Pacific LifeCorp (d)	6.000	02/10/20	422,325
25	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	26,554
295	Principal Financial Group, Inc.	8.875	05/15/19	359,706
550	Prudential Financial, Inc.	4.750	09/17/15	569,464
130	Prudential Financial, Inc.	7.375	06/15/19	149,740
400	Reinsurance Group of America, Inc.	6.450	11/15/19	412,718
430	Xlliac Global Funding (d)	4.800	08/10/10	432,157

				3,254,552

	Managed Health Care 0.1%
130	WellPoint, Inc.	7.000	02/15/19	150,248

	Media-Cable 1.0%
350	Comcast Corp.	5.150	03/01/20	353,869
515	Comcast Corp.	5.700	05/15/18	547,940
80	Comcast Corp.	6.450	03/15/37	82,338
20	Comcast Corp.	6.500	01/15/15	22,722
185	COX Communications, Inc. (d)	8.375	03/01/39	233,630
315	CSC Holdings, Inc.	7.625	07/15/18	325,237
210	DirecTV Holdings LLC (d)	5.875	10/01/19	220,610
115	Time Warner Cable, Inc.	6.750	06/15/39	122,587
255	Time Warner Cable, Inc.	8.250	04/01/19	310,324
340	Time Warner Cable, Inc.	8.750	02/14/19	423,861
285	Time Warner, Inc.	5.875	11/15/16	313,165

				2,956,283

	Media-Noncable 0.8%
390	CBS Corp.	8.875	05/15/19	463,916
105	Grupo Televisa SA (Mexico)	6.000	05/15/18	108,643
575	News America, Inc.	7.850	03/01/39	695,264
375	Viacom, Inc.	6.875	04/30/36	403,184

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Noncable (Continued)
$320	Vivendi (France) (d)	6.625%	04/04/18	$348,275
365	WPP Finance (United Kingdom)	8.000	09/15/14	421,413

				2,440,695

	Metals 1.2%
325	Anglo American Capital PLC (United Kingdom) (d)	9.375	04/08/19	416,381
939	ArcelorMittal (Luxembourg)	9.850	06/01/19	1,185,008
160	Freeport-McMoRan Cooper &
	Gold, Inc.	8.375	04/01/17	173,833
145	Newmont Mining Corp.	5.125	10/01/19	146,679
510	Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	662,006
460	Teck Resources Ltd. (Canada)	10.250	05/15/16	550,850
310	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	316,849
110	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	112,587

				3,564,193

	Noncaptive-Consumer Finance 1.4%
425	American Express Credit Corp., Ser C	7.300	08/20/13	480,241
560	General Electric Capital Corp.	5.500	01/08/20	564,208
1,190	General Electric Capital Corp.	5.625	05/01/18	1,225,682
635	General Electric Capital Corp.	6.000	08/07/19	665,569
1,040	HSBC Finance Corp.	5.500	01/19/16	1,101,118
15	HSBC Finance Corp.	6.375	10/15/11	16,000
115	HSBC Finance Corp.	8.000	07/15/10	118,005

				4,170,823

	Oil Field Services 0.7%
575	Chesapeake Energy Corp.	6.875	01/15/16	568,531
280	El Paso Corp.	8.250	02/15/16	298,200
525	Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	532,193
575	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	733,745

				2,132,669

	Paper 0.2%
265	International Paper Co.	7.300	11/15/39	283,385
265	International Paper Co.	7.500	08/15/21	300,752

				584,137

	Pharmaceuticals 0.2%
425	Biogen Idec, Inc.	6.875	03/01/18	464,832

	Pipelines 0.9%
105	CenterPoint Energy Resources Corp.	6.250	02/01/37	104,925
70	CenterPoint Energy Resources Corp.	7.875	04/01/13	80,749
119	Colorado Interstate Gas Co.	6.800	11/15/15	134,848
150	Enterprise Products Operating LLC	5.250	01/31/20	153,897
420	Enterprise Products Operating LLC	6.500	01/31/19	467,215
700	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	684,250
440	Plains All American Pipeline LP	6.700	05/15/36	459,771

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pipelines (Continued)
$185	Plains All American Pipeline LP	8.750%	05/01/19	$229,076
255	Texas Eastern Transmission LP	7.000	07/15/32	291,126

				2,605,857

	Property & Casualty Insurance 0.4%
730	AIG SunAmerica Global Financing VI (d)	6.300	05/10/11	743,201
240	Allstate Corp.	7.450	05/16/19	282,351
100	Farmers Exchange Capital (d)	7.050	07/15/28	89,179

				1,114,731

	Railroads 0.2%
130	CSX Corp.	6.150	05/01/37	133,913
330	Union Pacific Corp.	6.125	02/15/20	366,606

				500,519

	REITS 0.8%
405	AvalonBay Communities, Inc.	6.100	03/15/20	430,608
450	Boston Properties LP	5.875	10/15/19	467,827
425	Simon Property Group LP	5.650	02/01/20	423,215
400	Simon Property Group LP	6.750	05/15/14	443,660
500	WEA Finance LLC (d)	6.750	09/02/19	537,032

				2,302,342

	Restaurants 0.2%
240	Yum! Brands, Inc.	6.250	03/15/18	264,732
300	Yum! Brands, Inc.	6.875	11/15/37	331,940

				596,672

	Retailers 0.6%
226	CVS Pass-Through Trust	6.036	12/10/28	226,645
292	CVS Pass-Through Trust (d)	8.353	07/10/31	338,777
565	Home Depot, Inc.	5.875	12/16/36	555,216
645	JC Penney Corp., Inc.	6.375	10/15/36	585,337

				1,705,975

	Services 0.1%
270	Case New Holland, Inc. (d)	7.750	09/01/13	272,700

	Sovereigns 0.2%
435	Korea Development Bank
	(Republic of Korea (South Korea))	4.375	08/10/15	441,444

	Supermarkets 0.2%
105	Delhaize America, Inc.	9.000	04/15/31	134,119
335	Delhaize Group (Belgium)	5.875	02/01/14	369,679

				503,798

	Technology 0.8%
430	Adobe Systems, Inc.	4.750	02/01/20	428,135
345	Agilent Technologies, Inc.	5.500	09/14/15	371,457
565	CA, Inc.	5.375	12/01/19	580,463
215	Corning, Inc.	6.625	05/15/19	241,928

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Technology (Continued)
$265	KLA Instruments Corp.	6.900%	05/01/18	$289,743
130	Xerox Corp.	5.625	12/15/19	134,607
165	Xerox Corp.	6.350	05/15/18	180,191

				2,226,524

	Tobacco 0.4%
235	Altria Group, Inc.	9.250	08/06/19	291,566
315	BAT International Finance PLC (United Kingdom) (d)	9.500	11/15/18	409,607
345	Philip Morris International, Inc.	5.650	05/16/18	373,537

				1,074,710

	Utility 0.2%
395	AES Corp. (d)	8.750	05/15/13	403,888
295	NRG Energy, Inc.	8.500	06/15/19	296,106

				699,994

	Wireless 0.3%
350	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	355,250
310	SBA Telecommunications, Inc. (d)	8.250	08/15/19	327,050
275	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	295,611

				977,911

	Wireline 1.9%
380	AT&T Corp.	8.000	11/15/31	465,911
525	AT&T, Inc.	6.300	01/15/38	536,450
155	CenturyTel, Inc.	6.150	09/15/19	159,865
265	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	284,207
205	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	260,504
110	Qwest Corp.	6.500	06/01/17	111,237
270	Qwest Corp.	6.875	09/15/33	249,075
480	Sable International Finance Ltd. (Cayman Islands) (d)	7.750	02/15/17	494,400
520	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	571,166
325	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	359,469
715	Telefonica Europe BV (Netherlands)	8.250	09/15/30	888,248
535	Verizon Communications, Inc.	6.350	04/01/19	594,669
305	Verizon Communications, Inc.	8.950	03/01/39	416,983

				5,392,184

	Total Corporate Bonds 27.7%			79,535,753

	Agency Bonds 3.2% Banking—FDIC Guaranteed 2.2%
6,350	GMAC, Inc.	2.200	12/19/12	6,472,390

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Banking—Government Guaranteed 1.0%
$2,830	US Central Federal Credit Union	1.900%	10/19/12	$2,864,127

	Total Agency Bonds 3.2%			9,336,517

	Commercial Mortgage Backed Securities 2.5%
1,200	Banc of America Commercial
	Mortgage, Inc. (e)	5.744	02/10/51	1,149,205
525	Citigroup Commercial Mortgage Trust	5.431	10/15/49	532,036
680	Citigroup Commercial Mortgage Trust (e)	5.700	12/10/49	648,717
625	Citigroup Commercial Mortgage Trust (e)	5.727	03/15/49	654,656
1,025	Commercial Mortgage Pass-Through Certificates (e)	5.816	12/10/49	997,326
600	Greenwich Capital Commercial Funding Corp.	5.444	03/10/39	571,229
845	LB–UBS Commercial Mortgage Trust	5.156	02/15/31	865,541
1,175	LB–UBS Commercial Mortgage Trust	5.372	09/15/39	1,187,032
625	LB–UBS Commercial Mortgage Trust (e)	5.866	09/15/45	596,429

	Total Commercial Mortgage Backed Securities 2.5%			7,202,171

	Adjustable Rate Mortgage Backed Securities 2.5%
1,291	Federal Home Loan Mortgage Corp. (a)	5.543	05/01/37	1,343,988
1,465	Federal Home Loan Mortgage Corp. (a)	5.931	12/01/36	1,526,985
509	Federal Home Loan Mortgage Corp. (a)	6.029	02/01/37	530,601
1,263	Federal National Mortgage Association (a)	5.740	12/01/36	1,323,790
1,365	Federal National Mortgage Association (a)	5.742	01/01/37	1,431,510
730	Federal National Mortgage Association (a)	5.783	03/01/38	765,035
166	Government National Mortgage Association II (a)	4.375	01/20/25 to 06/20/25	172,154

	Total Adjustable Rate Mortgage Backed Securities 2.5%			7,094,063

	Asset Backed Securities 0.9%
600	ARI Fleet Lease Trust (a) (d)	1.678	08/15/18	600,168
308	Chrysler Financial Auto Securitization Trust	1.012	07/15/10	308,128
52	Countrywide Asset-Backed Certificates (a)	0.429	07/25/34	40,933
338	Countrywide Asset-Backed Certificates (a)	0.619	11/25/34	281,480
356	Countrywide Asset-Backed Certificates (a)	0.909	06/25/33	259,547
675	GE Dealer Floorplan Master Note Trust (a) (d)	1.781	10/20/14	675,485
540	Provident Bank Home Equity Loan Trust (a)	0.769	08/25/31	269,071
59	Renaissance Home Equity Loan Trust (a)	0.339	06/25/37	56,622
56	SLM Student Loan Trust (a)	0.239	10/27/14	55,539
42	Specialty Underwriting &
	Residential Finance (a)	0.499	05/25/35	32,829
68	Structured Asset Investment Loan Trust (a)	0.969	11/25/33	55,500

	Total Asset Backed Securities 0.9%			2,635,302

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Foreign Government Obligations 0.4%
$810	Brazilian Government International Bond (Brazil)	6.000%	01/17/17	$887,760
345	Qatar Government International
	Bond (Qatar) (d)	4.000	01/20/15	350,175

	Total Foreign Government Obligations 0.4%			1,237,935

	Municipal Bonds 0.4% California 0.3%
630	California St Taxable Var Purp 3	5.950	04/01/16	654,715

	Illinois 0.1%
345	Illinois St Toll Hwy Auth Toll Hwy Rev Build America Bonds Direct Pmt Taxable Sr Priority	6.184	01/01/34	358,327

	Total Municipal Bonds 0.4%			1,013,042

	Collateralized Mortgage Obligations 0.1%
66	American Home Mortgage Assets (a)	0.539	10/25/46	4,329
523	Countrywide Alternative Loan Trust (a)	0.589	03/20/46	80,019
90	Countrywide Home Loans (a)	0.499	04/25/35	52,826
81	Harborview Mortgage Loan Trust (a)	0.679	06/20/35	52,196
658	MASTR Adjustable Rate Mortgages Trust (a)	1.421	04/25/46	59,043

	Total Collateralized Mortgage Obligations 0.1%			248,413

	Total Long-Term Investments 98.3% (Cost $274,290,419)			282,511,249

Short-Term Investments 8.9% Repurchase Agreements 7.9%
Banc of America Securities ($4,181,063 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $4,181,098)				4,181,063
JPMorgan Chase & Co. ($17,801,194 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $17,801,327)				17,801,194
State Street Bank & Trust Co. ($820,743 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $820,743)				820,743

Total Repurchase Agreements 7.9%				22,803,000

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

United States Government Agency Obligations 1.0%
United States Treasury Bill ($2,832,000 par, yielding 0.149%, 05/06/10 maturity) (f)	$2,831,237

Total Short-Term Investments 8.9% (Cost $25,634,237)	25,634,237

Total Investments 107.2% (Cost $299,924,656)	308,145,486

Liabilities in Excess of Other Assets (7.2%)	(20,670,397)

Net Assets 100.0%	$287,475,089

Percentages are calculated as a percentage of net assets.

(a)	Floating Rate Coupon

(b)	IO—Interest Only

(c)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)	Variable Rate Coupon

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Futures contracts outstanding as of February 28, 2010:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 5-Year Futures, June 2010 (Current Notional Value of $115,938 per contract)	453	$177,040

Short Contracts:
U.S. Treasury Bond 30-Year Futures, June 2010 (Current Notional Value of $117,688 per contract)	100	(172,711)
U.S. Treasury Notes 2-Year Futures, March 2010 (Current Notional Value of $218,422 per contract)	5	(4,307)
U.S. Treasury Notes 2-Year Futures, June 2010 (Current Notional Value of $217,438 per contract)	93	(20,638)
U.S. Treasury Notes 10-Year Futures, June 2010 (Current Notional Value of $117,484 per contract)	206	(173,823)

Total Short Contracts:	404	(371,479)

Total Futures Contracts	857	$(194,439)

Swap contracts outstanding as of February 28, 2010:
Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Credit Suisse International	USD-LIBOR BBA	Pay	5.086%	12/23/19	$17,500	$57,925
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	**	11/15/21	3,797	(257,940)
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	4.400	10/01/16	56,165	(231,961)

						(431,976)

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	5,715	(656,406)
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/21	3,100	(345,247)
Credit Suisse International	USD-LIBOR BBA	Receive	4.386	12/23/39	4,198	(34,486)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	3,242	(254,376)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	2.898	01/11/15	13,060	(276,675)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	4.410	10/03/18	30,216	310,620
UBS AG London	USD-LIBOR BBA	Receive	2.841	01/08/15	1,400	(26,420)

						(1,282,990)

Total Interest Rate Swaps						$(1,714,966)

**	Zero Coupon Swaps. The Fund and/or counterparty will make a net payment at the expiration date.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
United States Government Agencies & Obligations	$—	$88,058,038	$—	$88,058,038
Mortgage Backed Securities	—	86,150,015	—	86,150,015
Corporate Bonds		79,535,753	—	79,535,753
Agency Bonds	—	9,336,517	—	9,336,517
Commercial Mortgage Backed Securities	—	7,202,171	—	7,202,171
Adjustable Rate Mortgage Backed Securities	—	7,094,063	—	7,094,063
Asset Backed Securities	—	2,635,302	—	2,635,302
Foreign Government Obligations	—	1,237,935	—	1,237,935
Municipal Bonds	—	1,013,042	—	1,013,042
Collateralized Mortgage Obligations	—	248,413	—	248,413
Short-Term Investments	—	25,634,237	—	25,634,237
Futures	177,040	—	—	177,040
Interest Rate Swaps	—	368,545	—	368,545

Total Investments in an Asset Position	177,040	308,514,031	—	308,691,071

Investments in a Liability Position
Futures	(371,479)	—	—	(371,479)
Interest Rate Swaps	—	(2,083,511)	—	(2,083,511)

Total Investments in a Liability Position	$(371,479)	$(2,083,511)	$—	$(2,454,990)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $299,924,656)	$308,145,486
Cash	550
Receivables:
Investments Sold	23,506,318
Interest	2,152,951
Fund Shares Sold	570,020
Swap Contracts	23,439
Other	105,419

Total Assets	334,504,183

Liabilities:
Payables:
Investments Purchased	44,027,991
Fund Shares Repurchased	875,463
Variation Margin on Futures	58,183
Distributor and Affiliates	51,917
Investment Advisory Fee	44,272
Income Distributions	17,820
Swap Contracts	1,738,405
Trustees’ Deferred Compensation and Retirement Plans	40,803
Accrued Expenses	133,518
Other	40,722

Total Liabilities	47,029,094

Net Assets	$287,475,089

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$307,791,809
Net Unrealized Appreciation	6,311,425
Accumulated Undistributed Net Investment Income	(311,182)
Accumulated Net Realized Loss	(26,316,963)

Net Assets	$287,475,089

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $96,753,224 and 10,219,920 shares of beneficial interest issued and outstanding)	$9.47
Maximum sales charge (4.75%* of offering price)	0.47

Maximum offering price to public	$9.94

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,404,758 and 998,875 shares of beneficial interest issued and outstanding)	$9.42

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,446,346 and 1,535,075 shares of beneficial interest issued and outstanding)	$9.41

Class I Shares:
Net asset value and offering price per share (Based on net assets of $166,870,761 and 17,617,280 shares of beneficial interest issued and outstanding)	$9.47

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Interest	$5,940,823
Other	375

Total Income	5,941,198

Expenses:
Investment Advisory Fee	519,943
Distribution (12b-1) and Service Fees
Class A	117,626
Class B	45,768
Class C	74,169
Transfer Agent Fees	81,876
Accounting and Administrative Expenses	74,495
Registration Fees	46,905
Professional Fees	35,939
Reports to Shareholders	33,298
Custody	27,029
Trustees’ Fees and Related Expenses	11,950
Other	22,557

Total Expenses	1,091,555
Expense Reduction	160,735

Net Expenses	930,820

Net Investment Income	$5,010,378

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$3,451,999
Swap Contracts	567,535
Futures	498,861
Foreign Currency Transactions	(144)

Net Realized Gain	4,518,251

Unrealized Appreciation/Depreciation:
Beginning of the Period	5,551,067

End of the Period:
Investments	8,220,830
Futures	(194,439)
Swap Contracts	(1,714,966)

6,311,425

Net Unrealized Appreciation During the Period	760,358

Net Realized and Unrealized Gain	$5,278,609

Net Increase in Net Assets From Operations	$10,288,987

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$5,010,378	$9,580,594
Net Realized Gain/Loss	4,518,251	(18,057,543)
Net Unrealized Appreciation During the Period	760,358	25,891,445

Change in Net Assets from Operations	10,288,987	17,414,496

Distributions from Net Investment Income:
Class A Shares	(1,730,994)	(3,639,691)
Class B Shares	(135,785)	(284,426)
Class C Shares	(213,960)	(547,715)
Class I Shares	(3,139,133)	(6,147,413)

Total Distributions	(5,219,872)	(10,619,245)

Net Change in Net Assets from Investment Activities	5,069,115	6,795,251

From Capital Transactions:
Proceeds from Shares Sold	74,722,076	215,149,897
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,102,949	10,304,677
Cost of Shares Repurchased	(65,240,838)	(234,160,611)

Net Change in Net Assets from Capital Transactions	14,584,187	(8,706,037)

Total Increase/Decrease in Net Assets	19,653,302	(1,910,786)
Net Assets:
Beginning of the Period	267,821,787	269,732,573

End of the Period (Including accumulated undistributed net investment income of $(311,182) and $(101,688), respectively)	$287,475,089	$267,821,787

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			January 26, 2007
	Ended	Year Ended		(Commencement
	February 28,	August 31,		of Operations) to
Class A Shares	2010	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.30	$9.05	$9.98	$10.00

Net Investment Income (a)	0.17	0.34	0.45	0.36
Net Realized and Unrealized Gain/Loss	0.17	0.29	(0.92)	(0.10)

Total from Investment Operations	0.34	0.63	(0.47)	0.26

Less:
Distributions from Net Investment Income	0.17	0.38	0.46	0.28
Distributions from Net Realized Gain	-0-	-0-	0.00 (c)	-0-

Total Distributions	0.17	0.38	0.46	0.28

Net Asset Value, End of the Period	$9.47	$9.30	$9.05	$9.98

Total Return* (b)	3.70% **	7.12%	–4.91%	2.62% **
Net Assets at End of the Period (In millions)	$96.8	$92.0	$91.8	$28.7
Ratio of Expenses to Average Net Assets*	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets*	3.54%	3.84%	4.69%	6.10%
Portfolio Turnover	103% **	503%	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.87%	0.92%	0.96%	2.08%
Ratio of Net Investment Income to Average Net Assets	3.42%	3.67%	4.48%	4.78%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			January 26, 2007
	Ended	Year Ended		(Commencement
	February 28,	August 31,		of Operations) to
Class B Shares	2010	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.25	$9.01	$9.99	$10.00

Net Investment Income (a)	0.13	0.27	0.38	0.30
Net Realized and Unrealized Gain/Loss	0.18	0.29	(0.92)	(0.07)

Total from Investment Operations	0.31	0.56	(0.54)	0.23

Less:
Distributions from Net Investment Income	0.14	0.32	0.44	0.24
Distributions from Net Realized Gain	-0-	-0-	0.00 (c)	-0-

Total Distributions	0.14	0.32	0.44	0.24

Net Asset Value, End of the Period	$9.42	$9.25	$9.01	$9.99

Total Return* (b)	3.34% **	6.37%	–5.69%	2.35%	**(d)
Net Assets at End of the Period (In millions)	$9.4	$8.9	$8.6	$1.5
Ratio of Expenses to Average Net Assets* (e)	1.50%	1.50%	1.50%	1.28%	(d)
Ratio of Net Investment Income to Average Net Assets*	2.78%	3.09%	3.95%	5.14%	(d)
Portfolio Turnover	103% **	503%	460%	91%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.62%	1.67%	1.68%	2.68%	(d)
Ratio of Net Investment Income to Average Net Assets	2.66%	2.92%	3.77%	3.74%	(d)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 7 in the Notes to Financial Statements).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					January 26, 2007
	Ended					(Commencement
	February 28,	Year Ended August 31,				of Operations) to
Class C Shares	2010	2009		2008		August 31, 2007

Net Asset Value, Beginning of the Period	$9.25	$9.00		$10.01		$10.00

Net Investment Income (a)	0.13	0.31		0.37		0.31
Net Realized and Unrealized Gain/Loss	0.17	0.27		(0.89)		(0.05)

Total from Investment Operations	0.30	0.58		(0.52)		0.26

Less:
Distributions from Net Investment Income	0.14	0.33		0.49		0.25
Distributions from Net Realized Gain	-0-	-0-		0.00	(c)	-0-

Total Distributions	0.14	0.33		0.49		0.25

Net Asset Value, End of the Period	$9.41	$9.25		$9.00		$10.01

Total Return* (b)	3.26% **	6.71%	(d)	–5.47%	(d)	2.61%	**(d)
Net Assets at End of the Period (In millions)	$14.4	$14.3		$17.2		$2.0
Ratio of Expenses to Average Net Assets* (e)	1.52%	1.18%	(d)	1.45%	(d)	1.12%	(d)
Ratio of Net Investment Income to Average Net Assets*	2.77%	3.43%	(d)	3.81%	(d)	5.31%	(d)
Portfolio Turnover	103% **	503%		460%		91%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.64%	1.35%	(d)	1.58%	(d)	2.52%	(d)
Ratio of Net Investment Income to Average Net Assets	2.65%	3.26%	(d)	3.68%	(d)	3.92%	(d)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 7 in the Notes to Financial Statements).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			January 26, 2007
	Ended	Year Ended		(Commencement
	February 28,	August 31,		of Operations) to
Class I Shares	2010	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.30	$9.06	$9.98	$10.00

Net Investment Income (a)	0.18	0.37	0.47	0.36
Net Realized and Unrealized Gain/Loss	0.17	0.27	(0.91)	(0.09)

Total from Investment Operations	0.35	0.64	(0.44)	0.27

Less:
Distributions from Net Investment Income	0.18	0.40	0.48	0.29
Distributions from Net Realized Gain	-0-	-0-	0.00 (c)	-0-

Total Distributions	0.18	0.40	0.48	0.29

Net Asset Value, End of the Period	$9.47	$9.30	$9.06	$9.98

Total Return* (b)	3.82% **	7.39%	–4.67%	2.77% **
Net Assets at End of the Period (In millions)	$166.9	$152.6	$152.1	$5.6
Ratio of Expenses to Average Net Assets* (d)	0.50%	0.50%	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets*	3.78%	4.08%	4.81%	6.07%
Portfolio Turnover	103% **	503%	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	0.62%	0.66%	0.61%	1.91%
Ratio of Net Investment Income to Average Net Assets	3.67%	3.92%	4.70%	4.68%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
The Van Kampen Core Plus Fixed Income Fund (the “Fund”) is organized as a diversified series of the Van Kampen Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return. The Fund invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Fund commenced operations on January 26, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At February 28, 2010, the Fund had $24,792,254 of when-issued, delayed delivery or forward purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $20,161,052 which will expire on August 31, 2017.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation was as follows:

Cost of investments for tax purposes	$300,280,312

Gross tax unrealized appreciation	$9,512,649
Gross tax unrealized depreciation	(1,647,475)

Net tax unrealized appreciation on investments	$7,865,174

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually.
The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$10,625,991

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$94,702
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.375%
Over $1 billion	0.300%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.75%, 1.50%, 1.52% and 0.50% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the Adviser waived or reimbursed approximately $160,700 of advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $3,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $29,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $20,200 representing transfer agency fees paid to

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $22,300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $45,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $15,700. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	2,196,672	$20,671,213	4,873,842	$43,618,608
Class B	255,327	2,392,059	544,177	4,833,603
Class C	244,308	2,286,036	652,036	5,767,165
Class I	5,244,803	49,372,768	18,133,173	160,930,521

Total Sales	7,941,110	$74,722,076	24,203,228	$215,149,897

Dividend Reinvestment:
Class A	175,951	$1,659,113	389,038	$3,474,731
Class B	13,922	130,578	30,382	270,043
Class C	19,046	178,566	46,987	417,951
Class I	332,287	3,134,692	687,143	6,141,952

Total Dividend Reinvestment	541,206	$5,102,949	1,153,550	$10,304,677

Repurchases:
Class A	(2,046,051)	$(19,258,105)	(5,507,623)	$(49,159,883)
Class B	(235,333)	(2,205,089)	(569,159)	(5,046,574)
Class C	(276,342)	(2,583,411)	(1,059,500)	(9,403,472)
Class I	(4,368,803)	(41,194,233)	(19,202,750)	(170,550,682)

Total Repurchases	(6,926,529)	$(65,240,838)	(26,339,032)	$(234,160,611)

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $107,959,108 and $83,577,763 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $190,567,951 and $199,526,324, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.

A. Futures Contracts The Fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for six months ended February 28, 2010, were as follows:

Contracts

Outstanding at August 31, 2009	1,070
Futures Opened	3,446
Futures Closed	(3,659)

Outstanding at February 28, 2010	857

B. Option Contracts The Fund is subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) the value of an underlying item at a fixed exercise (strike) price during a specified

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses. For the six months ended February 28, 2010, there were no transactions in purchase call options.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. For the six months ended February 28, 2010, there were no transactions in written call options.

C. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the six months ended February 28, 2010, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $0 and $2,916,667, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the six months ended February 28, 2010, the average notional amount of

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

interest rate swap contracts entered into by the Fund acting as a payer or receiver were $83,622,500 and 63,869,500, respectively.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral, if any, is disclosed in the table following the Portfolio of Investments. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective March 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of February 28, 2010.

	Asset Derivatives		Liability Derivatives
	Balance Sheet	Fair	Balance Sheet	Fair
Primary Risk Exposure	Location	Values	Location	Values

Interest Rate Contracts	Variation Margin on		Variation Margin on
	Futures and Swap		Futures and Swap
	Contracts	$545,585 *	Contracts	$(2,454,990)*

Total		$545,585		$(2,454,990)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended February 28, 2010.

	Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Credit Contracts	$-0-	$330,653	$330,653
Interest Rate Contracts	498,861	236,882	735,743

Total	$498,861	$567,535	$1,066,396

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

	Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Credit Contracts	$-0-	$(267,950)	$(267,950)
Interest Rate Contracts	405,042	(337,118)	67,924

Total	$405,042	$(605,068)	$(200,026)

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

7. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $11,300 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Core Plus Fixed Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

122, 222, 322, 622
CPFISAN 04/10
IU10-01605P-Y02/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Trust

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	April 15, 2010